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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE
                  of earliest event reported) October 25, 2006

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

              Oregon                   0-27938                 93-1193156
   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)           File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2006, Columbia Bancorp (the "Company") announced its financial results for the third quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01.   EXHIBITS.

(d) Exhibits

99.1     Press Release dated October 25, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 25, 2006                  /s/ Roger L. Christensen
                                         ---------------------------------------
                                         Roger L. Christensen, President and
                                         Chief Executive  - Columbia River Bank;
                                         President and Chief
                                         Executive Officer - Columbia Bancorp
Dated:   October 25, 2006
                                         /s/ Greg B. Spear
                                         ---------------------------------------
                                         Greg B. Spear, Executive Vice
                                         President, Chief Financial Officer -
                                         Columbia River Bank; and Chief
                                         Financial Officer - Columbia Bancorp